UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549


                              FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): September 2, 2003



                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)



                           1-08964               54-0829246
Virginia
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)



           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 750-2202


Former name, former address, and former fiscal year, if changed since last report: N/A
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Forward Looking Statements

     Certain statements in this document constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which we have little or no control. Forward-looking statements may be identified by words including "anticipate,"
"believe," "estimate," "expect" and similar expressions. Halifax Corporation ("Halifax" or the "Company") cautions readers that forward-looking statements, including without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include the concentration of the Company's revenues, risks involved in contracting with its customers, government contracting risks, absence of dividends, potential conflicts of interest, difficulties in attracting, and retaining management, professional and administrative staff, fluctuation in quarterly results, risks related to acquisitions and risks related to the Company's acquisition strategy, continued favorable banking relationships, the availability of capital to finance operations and planned growth, ramifications of the embezzlement matter referenced herein, risks related to competition and the Company's ability to continue to perform efficiently on contracts, and other risks and factors identified from time to time in the Company's Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected.


     Forward-looking statements are intended to apply only at the time they are made. Moreover, whether or not stated in connection with a forward-looking statement, the Company undertakes no obligation to correct or update a forward-looking statement should we later become aware that it is not likely to be achieved. If the Company were to update or correct a forward-looking statement, you should not conclude that the Company will make additional updates or correction thereafter.

Item 5.  Other Events and Regulation FD Disclosure

     On September 2, 2003, Halifax issued the attached press release announcing that on August 29, 2003 it had acquired all of the outstanding Common Stock of Microserv, Inc., a Washington corporation ("Microserv"), for consideration comprised of (i) 442,078 shares of its common stock, (ii) $360,000 in cash, (iii) notes in an aggregate original principal amount of $493,934, and (iv) through an earn-out, the right to receive an additional $250,000 in cash or a combination of cash and Halifax common stock based upon certain of Microserv's accounts achieving an agreed upon financial target over the 12 month period commencing the day after Closing.

     Microserv has been providing hardware support service solutions throughout the U.S. Microserv supports OEMs, VARs and other service provides since 1985. Microserv's customized solutions include round the clock support, depot repair, service parts logistics, and systems integration. Its extensive service options give each customer the opportunity to contract only for the level of support necessary for their environment. Microserv believes this support has helped its clients and partners focus on their own core competencies, and to maximize customer return on investment.


Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of business acquired.   None

     (b)  Proforma Financial Information.    None

     (c)  Exhibits.

          The following exhibits are filed herewith:


     S-K Item
     Number         Description

     991            Press Release dated September 2, 2003

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                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  September 2, 2003           By:  /s/Joseph Sciacca
                                    Joseph Sciacca
                                    Vice President, Finance & CFO

                             EXHIBIT INDEX




Exhibit No.                   Description

     99.1                     Press Release dated September 2, 2003